TRANSAMERICA AXIOMSM II

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VA B

Supplement Dated May 1, 2014

to the

Prospectus dated May 1, 2014

MINNESOTA

For certain policies, the information provided in this supplement hereby amends and/or replaces the corresponding information contained in the prospectus. Please consult your financial representative to determine if this supplement applies to your policy.

The following hereby amends, and to the extent inconsistent replaces, the corresponding paragraph in the FEE TABLE AND EXPENSE EXAMPLES section in the prospectus:

	Maximum	Current
Retirement Income ChoiceSM 1.6 (annual charge – % of Withdrawal Base) (for riders issued prior to May 1, 2014)
Base Benefit Designated Allocation Group A	2.30%	1.55%
Base Benefit Designated Allocation Group B	1.85%	1.10%
Base Benefit Designated Allocation Group C	1.45%	0.70%
Additional Benefits available with Retirement Income ChoiceSM 1.6 rider:
Death Benefit – (Single Life Option)	0.40%	0.40%
Death Benefit – (Joint Life Option)	0.35%	0.35%
Income EnhancementSM – (Single Life Option – Not available in NY)	0.30%	0.30%
Income EnhancementSM – (Joint Life Option – Not available in NY)	0.50%	0.50%

The Example assumes that you invest $10,000 in the policy for the time periods indicated. The Example also assumes that your policy has a 5% return each year, the highest fees and expenses of any of the portfolios for the year ended December 31, 2013, and the base policy with the combination of available optional features or riders with the highest fees and expenses, including the highest Fund Facilitation Fee, Annual Step-Up Death Benefit, Additional Death Distribution+ Rider, and Retirement Income ChoiceSM 1.6 Rider – Joint Life with additional Death Benefit and Income EnhancementSM options. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expense Examples:

If the policy is surrendered at the end of the applicable time period:

	without Access Rider	with Access Rider
1 Year	$1095	$665
3 Years	$2223	$2008
5 Years	$3374	$3369
10 Years	$6714	$6854

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

Transamerica AxiomSM II dated May 1, 2014

If the policy is annuitized at the end of the applicable time period or if you do not surrender your policy:

	without Access Rider	with Access Rider
1 Year	$645	$665
3 Years	$1953	$2008
5 Years	$3284	$3369
10 Years	$6714	$6854

Please remember that the Example is an illustration and does not represent past or future expenses. Your actual expenses may be lower or higher than those reflected in the Example. Similarly, your rate of return may be more or less than the 5% assumed in the Example.

NOTES TO FEE TABLE AND EXPENSE EXAMPLES

Retirement Income MaxSM Rider and Retirement Income ChoiceSM 1.6 Rider -Withdrawal Base: We use the withdrawal base to calculate the rider withdrawal amount. The withdrawal base on the rider date is the policy value.

The following hereby amends, and to the extent inconsistent replaces, the corresponding paragraph in the Retirement Income ChoiceSM 1.6 – Base Benefit – Withdrawal Percentage section in the prospectus:

Withdrawal Percentage. We use the withdrawal percentage to calculate the rider withdrawal amount. The withdrawal percentage is determined by the annuitant’s age (or the annuitant’s spouse’s age if younger and the joint life option is elected) at the time of the first withdrawal taken on or after the rider anniversary immediately following the annuitant’s (or the annuitant’s spouse’s if younger and the joint life option is elected) 59th birthday. The withdrawal percentage is as follows:

Age at time of first withdrawal	Single Life Option	Joint Life Option
0-58	0.0%	0.0%
59-64	4.0%	3.5%
65-79	5.0%	4.5%
≥ 80	6.0%	5.5%

Please note, once established, the withdrawal percentage will not generally increase even though the annuitant’s age increases except in certain instanced involving automatic step-ups.

The following hereby amends, and to the extent inconsistent replaces, the corresponding paragraph in the Retirement Income ChoiceSM 1.6 – Base Benefit – Growth section in the prospectus:

Growth. On each of the first ten rider anniversaries, we will apply a growth percentage to your withdrawal base if no withdrawal occurred during the preceding rider year. The growth percentage is equal to 5.0% of the withdrawal base immediately before the rider anniversary (i.e., withdrawal base x 0.05).

Please note: Because a withdrawal will eliminate the potential application of the growth percentage for that rider year, you should consider your need or possible need to take withdrawals within the first 10 rider years in deciding whether to purchase the rider.

The following hereby amends, and to the extent inconsistent replaces, the corresponding paragraph in the GUARANTEED LIFETIME WITHDRAWAL BENEFIT COMPARISON TABLE section in the prospectus:

Guaranteed Principal SolutionSM Rider	Retirement Income MaxSM Rider	Retirement Income ChoiceSM 1.6 Rider

Benefit:

•    Provides:

(1) Guaranteed Minimum Accumulation Benefit (“GMAB”)—Ten years after you elect the rider (“guaranteed future value date”), your policy value will equal your guaranteed future value (calculated as described below). After that date, the guaranteed future value equals zero.

(2) Guaranteed Minimum Withdrawal Benefit (“GMWB”)—a maximum annual withdrawal amount (calculated as described below) regardless of your policy value; we account for withdrawals you take under the rider by applying two different withdrawal guarantees, “principal back,” for withdrawals of up to 7% of your total withdrawal base, or “for life,” for withdrawals up to 5% of your total withdrawal base.

Benefit:

•    Provides:

(1) Guaranteed Lifetime Withdrawal Benefit (“GLWB”)—i.e., a series of cash withdrawals (and payments from us, if necessary) regardless of the performance of the designated investment options that you select.

(2) Growth—On each of the first 10 rider anniversaries, we add a growth credit to your withdrawal base if no withdrawals have occurred during the preceding rider year. The growth credit is equal to the growth percentage multiplied by the withdrawal base immediately before the rider anniversary.

For riders issued on or after

May 1, 2014                             5.5%

For riders issued prior to

May 1, 2014                             5.0%

(3) Automatic Step-Up—We will automatically step-up the withdrawal base on each rider anniversary. You can opt out of the automatic step-up if the automatic step-up would result in an increase in the rider fee percentage.

Benefit:

•    Provides:

(1) Guaranteed Lifetime Withdrawal Benefit (“GLWB”)—i.e., a level of cash withdrawals (and payments from us, if necessary) regardless of the performance of the designated investment options that you select.

(2) Growth—On each of the first 10 rider anniversaries, we add a growth credit (5% of the withdrawal base immediately before the rider anniversary) to the withdrawal base if no withdrawals have occurred during the preceding rider year.

(3) Automatic Step-Up—We will automatically step-up the withdrawal base on each rider anniversary. You can opt out of the automatic step-up if the automatic step-up would result in an increase in the rider fee percentage.

Current Charge: 1.25% of total withdrawal base on each rider anniversary under the “principal back” withdrawal guarantee under the rider.	Current Charges: 1.25% annually (single life and joint life) of withdrawal base deducted on each rider quarter.

Current Charge:

(1) for Base Benefit only—0.70% to 1.55% annually (single and joint life) of withdrawal base deducted on each rider quarter;

(2) with Death Benefit Option—0.40% (single life) or 0.35% (joint life) annually of withdrawal base deducted on each rider quarter, in addition to the base benefit fee;

(3) with Income EnhancementSM Option—0.30% (single life) or 0.50% (joint life) annually of withdrawal base deducted on each rider quarter, in addition to the base benefit fee.

Withdrawal Option:

5% For Life - Policyholder can withdraw up to 5% of the 5% For Life total withdrawal base each year starting with the rider anniversary following the annuitant’s 59th birthday until at least the later of the death of the annuitant or the time when the 5% For Life Minimum Remaining Withdrawal Amount has reached zero.

	Withdrawal Percentages (Single Life): 0-58 0.0% 59-64 4.3% 65-79 5.3% 80+ 6.3%	Withdrawal Percentages (Single Life): 0-58 0.0% 59-64 4.0% 65-79 5.0% 80+ 6.0%

Withdrawal Option:

7% Principal Back - Policyholder can withdraw up to 7% of the 7% Principal Back total withdrawal base per year until at least the time at which the 7% Principal Back minimum remaining withdrawal amount has reached zero.

	Withdrawal Percentages (Joint Life): For rider issued on or after May 1, 2014 0-58 0.0% 59-64 4.0% 65-79 5.0% 80+ 6.0% For rider issued prior to May 1, 2014 0-58 0.0% 59-64 3.8% 65-79 4.8% 80+ 5.8%	Withdrawal Percentages (Joint Life): 0-58 0.0% 59-64 3.5% 65-79 4.5% 80+ 5.5%